SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒ Preliminary proxy statement

☐ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

IMPERIAL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒

No fee required

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)

Titles of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transactions applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2006

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the “Company”) will be held at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, on Thursday, May 25, 2006 at 10:00 A.M., for the following purposes:

1.

To elect two (2) Class II directors for a term of three (3) years;

2.

To act upon a proposal to amend the Certificate of Incorporation to decrease the number of authorized shares of capital stock;

3.

To act upon a proposal to adopt the Imperial Industries, Inc. 2006 Stock Award and Incentive Plan; and

4.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on April 3, 2006 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

By Order of the Board of Directors

Howard L. Ehler, Jr.

Secretary

Pompano Beach, Florida

April 17, 2006

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

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PROXY STATEMENT

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ANNUAL MEETING OF STOCKHOLDERS

MAY 25, 2006

This Proxy Statement relates to the Annual Meeting of the stockholders (the AAnnual Meeting@) of Imperial Industries, Inc., a Delaware corporation (the ACompany@) to be held at 10:00 A.M., local time, on Thursday, May 25, 2006 at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

The Company will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about April 17, 2006.

Why This Proxy Statement is Being Sent

This Proxy Statement and the enclosed Proxy Card are being sent to you because the Company=s Board of Directors is soliciting proxies from stockholders to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted on at the Annual Meeting

The Company=s Board of Directors is asking stockholders to vote on three items:

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The election of two Class II directors for a term of three years.

•

A proposal to amend the Certificate of Incorporation to decrease the number of authorized shares of capital stock; and

•

A proposal to adopt the Imperial Industries, Inc. 2006 Stock Award and Incentive Plan; and

The Company does not currently know of any other matter that will be acted upon at the Annual Meeting.

Who may attend the Meeting

Subject to space availability, all stockholders of record on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first come, first served basis. Registration and seating will begin at 9:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver=s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in Astreet name@ (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who May Vote

Stockholders who owned common stock at the close of business on April 3, 2006 are entitled to vote at the Annual Meeting (the ARecord Date@). On the Record Date, we had issued and outstanding

2,470,770 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

Votes Needed for a Quorum

A majority of the shares of common stock that are issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes Afor@ or Aagainst,@ as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. The Company does not count abstentions or broker non-votes as Afor@ or Aagainst@ any proposal.

If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

How You May Vote by Proxy

A proxy is a person you appoint to vote on your behalf. Because many of the Company’s stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

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Read this Proxy Statement carefully;

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Specify your choice on each matter by marking the appropriate box on the enclosed Proxy Card; and

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Sign, date and return the Proxy Card in the enclosed envelope.

By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR

•

each of the nominees for Class II director listed on the Proxy Card.

•

the amendment to the Certificate of Incorporation to decrease the number of authorized shares of capital stock.

•

the Imperial Industries, Inc. 2006 Stock Award and Incentive Plan.

If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. The Company does not currently know of any other matter that will be acted on at the Annual Meeting.

How You Can Revoke Your Proxy

You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

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giving written notice of its revocation to the Company,

•

by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

•

by attending the Annual Meeting and voting in person.

Your mere presence at the Annual Meeting will not revoke the prior appointment.

Vote Required

Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting.

Election of Directors. The two nominees for Class II director receiving the highest number of votes will be elected for the term of such directorships. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. However, it will be counted for purposes of determining whether there is a quorum.

Other Items. The adoption of the amendment to the Certificate of Incorporation and the 2006 Award and Incentive Plan require the affirmative vote of a majority of the outstanding shares of common stock represented at the Annual Meeting. A properly executed proxy marked “Abstain” with respect to any such matters will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will however, be counted in determining whether there is a quorum.

Voting is Confidential

Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

The Company Pays the Cost of Solicitation of Proxies

Your proxy is being solicited by the Board of Directors of the Company. The Company will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.

STOCK OWNERSHIP

The following table sets forth certain information as of March 15, 2006 with respect to the beneficial ownership of the Company’s common stock by (i) each director or nominee for director of the Company, (ii) each Named Executive Officer in the “Summary Compensation Table” below, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Shares Beneficially Owned
Lisa M. Brock	106,059	(3)	4.3%
Stephen C. Brown	13,500	(4)	0.5%
Howard L. Ehler, Jr.	49,414	(5)	2.0%
Nadine Gramling	3,000	(6)	0.1%
Steven Healy	5,000	(7)	0.2%
S. Daniel Ponce	79,234	(8)	3.2%
Milton J. Wallace	49,250	(9)	2.0%
Morton L. Weinberger	49,052	(10)	2.0%
All directors and officers as a group (8 persons)	354,509	(11)	13.8%

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(1)

Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2)

The percent of class for common stockholders is based upon 2,470,770 shares of common stock outstanding and such shares of common stock such individual has the right to acquire upon exercise of options that are held by such person (but not those held by any other person).

(3)

Includes 19,250 shares of common stock issuable upon exercise of stock options.

(4)

Includes 5,000 shares of common stock issuable upon exercise of stock options.

(5)

Includes 15,372 shares of common stock issuable upon exercise of stock options.

(6)

Includes 3,000 shares of common stock issuable upon exercise of stock options.

(7)

Includes 5,000 shares of common stock issuable upon exercise of stock options.

(8)

Includes 19,250 shares of common stock issuable upon exercise of stock options.

(9)

Includes 19,250 shares of common stock issuable upon exercise of stock options.

(10)

Includes 19,250 shares of common stock issuable upon exercise of stock options.

(11)

Includes 105,372 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Requirements

The Company’s officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, the following officers and directors failed to file certain of its reports required thereunder in the time required:  Nadine Gramling and Steven Healy each filed their respective Form 3 late.

BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors is currently divided into three classes, each class having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

Shareholder Communications

Shareholders wishing to communicate with the Company may do so by writing to the Company at  1259 Northwest 21st Street, Pompano Beach, Florida, 33069 Attn: Investor Relations or by sending an e-mail to information@imperialindustries.com.

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management directors as a group may do so by writing to the Chairman of the Board, Imperial Industries, Inc., 1259 Northwest 21st Street, Pompano Beach, Florida 33069. The mailing envelope should contain a notation indicating that the enclosed letter is a Shareholder-Board Communication. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. The Corporate Secretary reviews all such correspondence, make copies of all such letters and circulates them to the appropriate director or directors. Concerns relating to accounting, internal controls or auditing matters should be addressed to the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Attendance.

The Board of Directors conducts its business through meetings of the Board and through its committees. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the stockholders of the Company, the Board and committees of which he or she is a member. The Board of Directors met seven times in fiscal 2005. Each director attended all of the Board of Directors meetings in 2005 held during their respective periods of service on the Board.

The Board does not have a formal policy with respect to members of the Board of Directors attendance at annual stockholder meetings. However, each Board member attended the Company’s annual stockholder meeting held in May 2005 and it is expected that all directors will attend the Annual Meeting as well.

Committees of the Board

The Board has established a number of standing committees to assist it in the discharge of its responsibilities. The Board has standing Compensation and Stock Option and Audit Committees. The principal responsibilities of each standing committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

Compensation and Stock Option Committee:  The Compensation and Stock Option Committee, composed of Ms. Brock, as Chairman, and Messrs. Ponce, Wallace and Weinberger, met three times in fiscal 2005. Each member attended all of the meetings. The Compensation and Stock Option Committee reviews the Company’s general compensation policies and procedures; establishes salaries and benefit programs for the Chief Executive Officer and other executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company’s Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof. The Compensation and Stock Option Committee will also be vested with the authority to administer the proposed 2006 Stock Award and Incentive Plan , if adopted by the Company’s stockholders at the Annual Meeting.

Audit Committee:  In fiscal 2005 the Audit Committee was composed of Mr. Weinberger, as Chairman, Mr. Wallace, Ms. Brock and Ms. Gramling. The Audit Committee met four times during 2005. Every member attended all of the meetings during their respective periods of service on the Audit

Committee. The Audit Committee assists the Board of Directors in its general oversight of the Company=s financial reporting, internal controls and audit functions. Mr. Weinberger has been designated as the “audit committee financial expert” and is considered independent as that term is defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc. For further information regarding the Audit Committee, see A Report of the Audit Committee@ on Page 9.

Nominations to the Board of Directors.

The Company does not maintain a Nominating Committee. The Board of Directors has determined that it is in the best interest of the Company that the entire Board takes the appropriate actions that would normally be delegated to such a committee. Accordingly, each member of the Board of Directors participates in the consideration of director nominees. The Board of Directors does not have a separate nominating committee charter. A majority of the Company’s Board of Directors is independent as that term is defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

The Board of Directors considers candidates for Board membership suggested by its members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Board of Directors in writing with whatever supporting material the stockholder considers appropriate.

Once the Board of Directors has identified a prospective nominee, the Board would make an initial determination as to whether to conduct a full evaluation of the candidate. This information is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board own knowledge of the prospective candidate. This information may be supplemented by inquires to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines that additional consideration is warranted, it may request a third party search firm gather additional information about the prospective nominee’s background and experience and report its findings to the Board. The Committee would then evaluate the prospective nominee based on the following criteria:

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The ability of the prospective nominee to represent the interests of the stockholders of the Company, rather than any special interest or constituency;

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The prospective nominees standards of integrity, commitment and independence of thought and judgment;

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The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

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The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

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Be free from interests that are would present the appearance of being adverse to, or conflict with, the interests of the Company.

The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors and the need for Audit Committee expertise. After completing the evaluation process, the Board would determine the nominees to the Board.

Compensation Committee Interlocks and Insider Participation:

During the year ended December 31, 2005, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Ponce, Wallace and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

Directors’ Compensation

Non-employee director compensation is determined annually by the Board of Directors. Directors who are also employees of the Company receive no additional compensation for service as a director. The following table shows compensation for non-employee directors for the year ended December 31, 2005:

Annual Board Retainer	$6,000
Annual Audit Committee Chairman Retainer	$42,000
Annual Compensation Committee Chairman Retainer	$6,000
Annual Audit Committee Retainer	$10,000
Annual Compensation Committee Retainer	$6,000

Committee chairman do not receive separate retainers for committee participation. All payments to non-employee directors are made in quarterly installments. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company.

Non-employee directors are also eligible to receive discretionary grants of options under the Directors Stock Option Plan (“Directors Plan”) and, if adopted, the 2006 Award and Incentive Plan. Stock options for 5,500 shares common stock were granted to each of the non-employee directors during 2005, except Nadine Gramling, who received options to purchase 3,000 shares of common stock.

The Company paid to S. Daniel Ponce a $40,000 cash bonus for his service as Chairman of the Board for 2005. In addition, the Company provides Mr. Ponce with the use of a Company car at a current cost of approximately $1,250 per month, including insurance and maintenance.

The Company has established a deferred compensation arrangement for certain individuals affiliated with the Company, including Mr. Ponce. Pursuant to the deferred compensation arrangement,  Mr. Ponce is entitled to receive $30,000 of deferred compensation per year for a period of five (5) years commencing with fiscal 2004. See, “Deferred Compensation Arrangement” below under Executive Compensation for a more complete description of the deferred compensation arrangement, In addition,

Management Matters

The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company. S. Daniel Ponce and Lisa M. Brock are second cousins.

ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the Company’s Board of Directors is currently divided into three classes, with one class standing for election each year for three year terms. The terms of the Class II directors are scheduled to expire at the Annual Meeting. Accordingly, the terms of the two nominees for Class II director listed below, if elected at the Annual Meeting, will expire at the 2009 annual meeting. The terms of the other current directors listed below will expire at the 2007 and 2008 annual meetings, as indicated.

The two persons designated by the Board of Directors as nominees for election as Class II directors with terms expiring at the 2009 annual meeting are Milton J. Wallace and Morton L. Weinberger.

The nominees for Class II Director receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of the Class II directors.

Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the two nominees to serve for three-year terms expiring at the 2009 annual meeting, and in each case until their successors are elected and qualified. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. The Board of Directors expects that each nominee named in the following table will be available for election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

Name	Age	Position with the Company or Principal Occupation	Serves as Director since
Nominees for directors for three year terms ending in 2009
Milton J. Wallace(1)(2)	70	Vice Chairman of Preferred Care Partners Holding Corp.	1999
Morton L. Weinberger(1)(2)	76	Certified Public Accountant; Self-employed management consultant	1988
Directors Continuing in Office until 2007:
Lisa M. Brock(1)(2)	47	Retired; Formerly Vice president of the Company’s subsidiaries, Premix-Marbletite Manufacturing Co. and Acrocrete, Inc. (n/k/a DFH, Inc.)	1988
S. Daniel Ponce(2)	57	Chairman of the Board of the Company; Shareholder of the law firm Legon, Ponce & Fodiman, P. A.	1988
Directors Continuing in Office until 2008
Howard L. Ehler, Jr.	62	Principal Executive Officer, President of Premix Marbletite-Manufacturing co. and Vice President of Just-Rite Supply, Inc.	2000
Nadine Gramling(1)	60	Vice President, Lifestyle Home Solutions, Inc.	2005

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(1)

Member of Audit Committee

(2)

Member of Compensation and Stock Option Committee

Lisa M. Brock. Ms. Brock was employed by the Company and its subsidiaries, Premix-Marbletite Manufacturing Co. and DFH, Inc. (f/k/a Acrocrete, Inc.), as Vice President for over five (5) years until December 1994, when she retired.

Howard L. Ehler, Jr. Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer (until November 2005) and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Secretary

of the Company for over five years. In August 2004, Mr. Ehler assumed the positions of President of Premix-Marbletite Manufacturing Co. and DFH, Inc. (f/k/a Acrocrete, Inc.) while maintaining his other positions with the Company.

Nadine Gramling. Ms. Gramling has served as Vice President  of Lifestyles Home Solutions, Inc., a real estate holding company since  2003. Ms. Gramling has also been the owner of Gramling Enterprises, Inc, d/b/a Active Professionals, a property management consulting company since 2002. From 1978 until 2000, Ms. Gramling was President and Chief Executive Officer of Southeastern Metals Manufacturing Co., Inc. a manufacturer and distributor of metal products for the building construction industry. Ms. Gramling served on the Board of Directors of SouthTrust Bank from 2002 until the bank was sold in 2004.

S. Daniel Ponce. Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over thirty (30) years and is currently a shareholder in the law firm of Legon, Ponce & Fodiman, P. A. During 2002, Mr. Ponce served as special counsel to then United States Senator Bob Graham. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as chairman of its audit committee. In addition, Mr. Ponce is a member of the Board of Directors of the University of Florida Athletic Association, Inc., where he also serves on various committees, including as Chairman of its finance committee. He is also a non-practicing certified public accountant.

Milton J. Wallace. Mr. Wallace has been Vice Chairman of Preferred Care Partners Holding Corp., a health care provider service organization since 2003. Mr. Wallace has been a practicing attorney in Miami for over forty (40) years and is currently of counsel to the law firm of Legon, Ponce & Fodiman, P. A. He was a co-founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000, when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace was Chairman of the Board of Med/Waste, Inc., a provider of medical waste management services until February 13, 2002 when such company filed for bankruptcy under Chapter 7 of the federal Bankruptcy Code. He is a director of several private companies.

Morton L. Weinberger, CPA. Mr. Weinberger, a certified public accountant, has been self-employed as a consultant to various professional organizations for the past sixteen (16) years. He provides consulting services for the Company. For the previous twenty-five (25) years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG, and thereafter a partner of BDO Seidman, both public accounting firms.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This Report concerns the Audit Committee=s activities regarding oversight of the Company=s financial reporting and auditing process. The Company=s Audit Committee is comprised of three non-employee members of the Company=s Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter is attached as Annex I to the Company Proxy Statement for its annual meeting of stockholders for 2004. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

All four current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

As set forth in more detail in the Audit Charter, the Audit Committee=s primary responsibilities fall into three broad categories:

•

Financial Reporting Oversight. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company=s management,

including discussions with management and the Company=s independent auditors about draft annual financial statements and other accounting and reporting matters.

•

Independent Auditor Relationship. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

•

Internal Controls Oversight. The Audit Committee oversees management=s implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

During the year ended December 31, 2005, the Audit Committee met four times. The Audit Committee schedules its meetings with a view to ensuring that it is able to devote sufficient time and attention to all of its tasks. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company=s independent auditors, PricewaterhouseCoopers, LLP. In addition to formal meetings of the Audit Committee, the Chairman of the Audit Committee meets regularly with the Company=s management and accounting staff to review financial reporting and internal controls, as well as with the Company’s independent auditors. The Chairman then reports to the Audit Committee on his findings. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

The Company=s management is responsible for the preparation, presentation and integrity of the Company=s financial statements, accounting and financial reporting principles and internal controls. PricewaterhouseCoopers, LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee>s members in business, financial and accounting matters.

In overseeing the preparation of the Company=s consolidated financial statements, the Audit Committee met with both management and representatives of PricewaterhouseCoopers, LLP to review and discuss all annual financial statements and quarterly operating results prior to their issuance and to discuss significant accounting issues. During fiscal 2005, Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. The Audit Committee=s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, ACommunication with Audit Committees,@ including the quality of the Company=s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

PricewaterhouseCoopers, LLP also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, AIndependence Discussions with Audit Committees.@  The Audit Committee discussed the independence of PricewaterhouseCoopers, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

In addition, the Audit Committee reviewed the effectiveness of the Company=s internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company=s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based upon the above described reviews and the Audit Committee=s discussions with management and PricewaterhouseCoopers, LLP, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company=s Annual Report on Form 10-K for the

year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company=s financial statements for the fiscal year ending December 31, 2006.

Respectfully Submitted,

Audit Committee

Morton L. Weinberger, Chairman

Lisa M. Brock

Milton J. Wallace

Nadine Gramling

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee, and the Stock Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Company=s executive compensation program is administered by the Compensation and Stock Option Committee (the ACompensation Committee@) of the Company=s Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The Compensation Committee also reviews and approves various other Company compensation policies and matters and administers each of the Company=s stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

Compensation Policies Applicable to Executive Officers

The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company=s compensation program for executives consists of two key components:

•

Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

•

Long-term incentive compensation through the periodic grant of stock options.

The Company believes that this approach best serves the interests of the Company and its stockholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company=s shareholders.

Base Salary

The Compensation Committee is responsible for establishing base salaries for the Company=s executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officer’s= service with the Company.

The Compensation Committee annually establishes an executive=s base salary, subject to any long term contractual obligations, based upon an evaluation of the executive=s level of responsibility and individual performance, considered in light of competitive pay practices.

Performance-Based Cash Compensation

The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company=s achievement of specific performance criteria and the Compensation Committee=s subjective evaluation of each executive=s perceived responsibility for the Company=s performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company=s performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive=s efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company=s financial condition.

Stock Options and Restricted Stock Awards

Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee=s compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company=s stock increases above the fair market value on the grant date and the employee remains in the Company=s employ until the stock options become exercisable.

The Company has an Employee Stock Option Plan (the AEmployee Plan@) for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company=s performance review. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the Compensation Committee granted options in 2005 to its executive officers. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard L. Ehler, Jr., who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Secretary, as well as President of Premix-Marbletite Manufacturing Co. and Vice President of Just-Rite Supply, Inc. The Compensation Committee=s basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993, which automatically renews each year unless either party gives written non-renewal within a specified time set forth in the employment agreement. Mr. Ehler=s base salary for calendar year 2005 was $170,000 and has been increased to $180,000 for fiscal year 2006. The employment agreement provides for minimum annual increases reflecting changes in the cost of living. However, the Compensation Committee has the flexibility to increase base salary in excess of the minimum amount stated in the employment agreement, if warranted.

In establishing Mr. Ehler=s base salary for 2005, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler=s responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler=s performance, changes in the cost of living, competitors’ size and performance and the Company=s achievements.

Mr. Ehler=s employment agreement provides for the right to earn annual cash bonuses determined in the sole discretion of the Company=s Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler will receive a cash bonus for 2005 in the amount of $125,000, paid in 2006.

In 2005, the Compensation Committee awarded Mr. Ehler options to purchase 10,000 shares of common stock pursuant to the Company’s Employee Stock Option Plan. These options vested 100% at the time of grant and are fully exercisable for the balance of their term. The exercise price of the options was the fair market value of the underlying common stock on the date of grant. All such options expire at the end of five (5) years following the date of grant, if not exercised.

In addition, in recognition of Mr. Ehler’s service with the Company for over thirty (30) years, the Compensation Committee established a deferred compensation arrangement for certain individuals, including Mr. Ehler. Pursuant to the deferred compensation arrangement, Mr. Ehler is eligible to receive $30,000 per year for a period of five (5) years beginning in fiscal 2004. See “Deferred Compensation Arrangement” under “Executive Compensation” below for a more complete description of the deferred compensation arrangement.

Executive Severance Packages

In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company=s principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler=s employment agreement. The severance package for Mr. Ehler is described in ASummary Compensation@ below. The severance package is reviewed annually to determine if it is in the best interest of the Company to make any modifications. The Compensation Committee determined the severance package is fair to the Company and Mr. Ehler.

Impact of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company=s Chief Executive Officer and the four (4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company=s executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2005.

Respectfully submitted,

Compensation Committee

Lisa M. Brock, Chairman

S. Daniel Ponce

Milton J. Wallace

Morton L. Weinberger

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned by, and paid to, the Company’s Chief Executive Officer and each other executive officer who had total annual salary and bonus in excess of $100,000 for any calendar year during the three fiscal years in the period ended December 31, 2005 (the “Named Executive Officers”).

Long term Compensation
Name and Principal position	Year	Salary	Bonus(2)	Other annual compensation	Securities underlying Options/SARs(3)	All Other Compensation(4)
Howard L. Ehler, Jr. Principal Executive Officer of the Company; President of Premix; Vice President of Just-Rite	2005 2004 2003	$170,000 160,000 155,000	$125,000 80,000 40,000	— — —	10,000 11,250 —	$32,813 39,947 2,596	(5) (5)
Stephen C. Brown(1) President of Just-Rite Supply, Inc. and Vice President of Premix	2005 2004	$150,000 85,973	$ 75,000 25,000	— —	5,000 12,500	$ 1,125 —

———————

(1)

Mr. Brown joined the Company on June 1, 2004.

(2)

Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(3)

Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan. The number of shares underlying stock options has been adjusted for a one-for-four reverse stock effective March 23, 2005.

(4)

The Company provides the Named Executive Officers with group life, health, medical and other non-cash benefits generally offered to all salaried employees which is not included in this column pursuant to SEC rules. The amounts shown in this column includes matching contributions under our 401(k) Plan.

(5)

Includes $30,000 in deferred compensation payable pursuant to a deferred compensation arrangements established as described in “Deferred Compensation Arrangement” below for each 2005 and 2004, as well as debt cancellation of $6,513 in 2004.

Options Granted in Last Fiscal Year

The following table sets forth information concerning grants of stock options to the Named Executive Officers for the year ended December 31, 2005. All share numbers and per share prices have been adjusted for a one for four reverse stock split effective March 23, 2005.

Name	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year(3)	Exercise Price ($/Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term($)(3)
					5%	10%
Howard L. Ehler, Jr.	5,000	8.5%	$ 6.64	3/16/10	$ 9,150	$20,200
	5,000	8.5%	$12.06	12/20/10	$16,650	$36,800
Stephen C. Brown	5,000	8.5%	$12.06	12/20/10	$16,650	$36,800

———————

(1)

Options were granted pursuant to the terms and conditions of the Company’s 1999 Employee Stock Option Plan (AEmployee Plan@).

(2)

The exercise price per share was equal to the fair market value of the Company=s common stock at the date of grant.

(3)

The amounts disclosed in the columns which notes appreciation of the common stock at the 5% and 10% rates dictated by the Securities and Exchange Commission, are not intended to be a forecast of the actual value of the common stock price and are not necessarily indicative of the actual value which my be realized by the Named Executive Officer or any stockholders. As of December 31, 2005, the market price of the common stock was $12.94 per share as reported on the NASDAQ Capital Market.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year End Option Values

The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 2005. All shares and per share prices have been adjusted for a one for four reverse stock split effective March 23, 2005:

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options(#)(1)		Value of Unexercised In-The-Money Options(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Howard L. Ehler, Jr.	17,500	$91,000	14,391	5,000	$114,728	$4,400
Stephen C. Brown	12,500	$32,500	—	5,000	—	$4,400

———————

(1)

The number of shares has been adjusted for a one for four reverse stock split effective March 23, 2005.

(2)

In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. The option exercise prices range from $.80 to $12.06 per share. At December 31, 2005, the fair market value of the Company=s common stock was $12.94 per share, the closing price of the common stock as reported on the NASDAQ Capital Market

Employment Agreements

The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company=s Principal Executive Officer, Chief Operating Officer and Secretary at a current base salary of $180,000. Mr. Ehler=s employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party’s intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives the use of a company car, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon individual and Company performance criteria developed by the Compensation Committee from time to time.

Prior to a Change in Control (as defined in Mr. Ehler=s employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler’s base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

Deferred Compensation Arrangement

The Company has established a Deferred Compensation Plan (the “Deferred Plan”). The eligible persons under such plan are S. Daniel Ponce, the Company’s Chairman of the Board, Howard L. Ehler, Jr., the Company Principal Executive Officer and such other executive officers of the Company as the Compensation and Stock Option Committee shall designate from time to time.

Pursuant to the Deferred Plan, the Company has agreed to make non-discretionary contributions of $30,000 year for each of Mr. Ponce and Mr. Ehler for a period of five (5) years commencing with fiscal 2004, so long as each individual is a director or employee as the case may be as of the end of each year. The Company may also make additional discretionary contributions for the benefit of Mr. Ponce, Mr. Ehler or such other participants.

The contributions to the Deferred Plan are fully vested at the times of such contributions. Participants are given the ability to elect certain investment vehicles for the contributions such as mutual funds. In general, a participant’s account would be distributed on the earlier of the fourth anniversary of the date on which such participant commenced participation in such plan or the first day of the month immediately following the participant’s termination of employment; provided however, Mr. Ponce and Mr. Ehler would not be entitled to receive distribution on account of their termination other than for reasons of death or disability until six months following such termination. Each participant has the right to further defer payment under certain circumstances; provided however distributions would be made to participants in the form of a lump sum payment or at the election of the participant in monthly installments of no less than 24 months and no more than 60 months. The Deferred Plan is administered by the Compensation Committee.

Stock Option Plans

The Company has two stock option plans, the 1999 Employee Stock Option Plan and the Director’s Stock Option Plan (collectively, the “1999 Plans”). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company’s stock at the grant date. The 1999 Plans are administered by the Company’s Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date. A total of 225,000 and 100,000 shares are presently reserved for issuance under the Employee and Director Plans. As of December 31, 2005, there were outstanding options to purchase 69,000 and 80,000 shares under the Employee and Director Plans, respectively. The exercise prices for the outstanding options range from $.72 to $12.06 per share. All options expire five (5) years from the date of grant and are fully vested.

EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	149,000	$6.24	17,875
Total	149,000	$6.24	17,875

———————

(1)

These plans are the Company=s  Director’s Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the “1999 Plans”).

(2)

The number of shares and per share prices have been adjusted for a one-for-four reverse stock split effective March 23, 2005.

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

TO DECREASE THE AUTHORIZED CAPITAL STOCK

General. The Board of Directors has determined that it would be advisable to amend Paragraph FOURTH of the Company=s Certificate of Incorporation to decrease the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have authority to issue shall be decreased from 45,000,000 to 12,000,000, of which 10,000,000 shares shall be designated Acommon stock@ and 2,000,000 shares shall be designated as preferred stock (the ACapital Stock Amendment@).

The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company=s stockholders that Paragraph FOURTH of the Company=s Certificate of Incorporation be amended as described herein. A copy of Paragraph FOURTH of the Company=s Certificate of Incorporation, as proposed to be amended, is attached as Appendix AA@ to the Proxy Statement.

Decrease in Number of Authorized Shares of Common Stock. The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, a decrease in the number of authorized shares of common stock from 40,000,000 to 10,000,000. As of the Record Date, 2,470,770 shares of common stock were outstanding and 149,000 shares are reserved for issuance in relation to outstanding stock options.

Decrease in Number of Authorized Shares of Preferred Stock. The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, a decrease in the number of authorized shares of preferred stock from 5,000,000 to 2,000,000. As of the date of this Proxy Statement, there are no shares of preferred stock outstanding.

Reasons for Approval of Capital Stock Amendment. The Board of Directors considers the proposed reduction of the authorized shares of common stock desirable because it would save approximately $28,399 in annual franchise taxes paid to the State of Delaware. The Company is a Delaware corporation and as such is required to pay annual franchise taxes to the State of Delaware based upon the capital structure of the Company. During 2005, the Company paid an aggregate of $41,290 in Delaware franchise taxes. If the Company’s authorized capital was as proposed in the Capital Stock Amendment, the 2005 franchise taxes would have been $12,891, providing a significant net savings to the Company.

The authorized capital as proposed by the Capital Stock Amendment would still have sufficient authorized, but unissued common and preferred stock to provide the Company with the ability to take advantage of future opportunities for the issuance of equity securities in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. Authorized, but unissued shares, may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interest of the Company, without further authorization from the stockholders, except as may be required by the rules of NASDAQ, or such stock exchange on which the common or preferred stock is then listed.

The reduction of the authorized shares of common stock will not, by itself, have any effect on the rights of holders of existing shares of common stock. To the extent that any shares of preferred stock may be issued, such preferred stock may (a) have priority over the Company=s common stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the preferred stock on the Company=s Board of Directors upon the occurrence of certain events; or (d) require the approvals of the holders of the preferred stock for the taking of certain corporate actions, such as mergers.

To the extent that any shares of common stock or preferred stock (includes shares of preferred stock convertible into common stock) may be issued on other than a pro rata basis to current stockholders, the present ownership position of current stockholders may be diluted. Such shares may also be issued to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if stockholders were offered a premium over the market value of their shares) might be viewed as being beneficial to stockholders of the Company. Management of the Company is not aware of any possible takeover attempt at this time.

Currently, the Company does not have any specific plans, commitments, agreements or understandings relating to the issuance of any shares of common or preferred stock. The timing of the actual issuance of common or preferred stock or the terms, conditions, performance and rights of any such preferred stock will depend on market conditions, the specific purpose for issuance and other similar factors.

Vote Required and Board Recommendations. The adoption of the Capital Stock Amendment requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of common stock issued and outstanding on the Record Date. If the proposed Capital Stock Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law. If the Capital Stock Amendment is not approved, the Company=s authorized capital stock will not change. The effect on an abstention or a broker non-vote is the same as that of a vote against the proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR the approval of the proposed decrease in the number of shares of authorized common and preferred stock of the Company.

APPROVAL OF THE

2006 STOCK AWARD AND INCENTIVE PLAN

Introduction

At the Annual Meeting, stockholders will be asked to approve the 2006 Stock Award and Incentive Plan (the “2006 Plan”), which was approved by the Board of Directors on April 4, 2006. The Board and its Compensation and Stock Option Committee (the “Committee”) approved the 2006 Plan to help the Company:

•

To attract, retain, motivate and reward officers, employees and directors of the Company and its subsidiaries and consultants and advisors to the Company and its subsidiaries (collectively, “participants”).

•

To provide equitable and competitive compensation opportunities.

•

To promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The Board and the Committee believe that awards linked to common stock and awards with terms tied to Company performance can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company. Therefore, they view the 2006 Plan as a key element of the Company’s overall compensation program.

Information on the total number of shares available under the Company’s existing equity compensation plans and subject to outstanding options is presented above under the caption “Equity Compensation Plans.” Based on the Company’s equity award plans in effect and outstanding awards at April 3, 2006, if stockholders approve the 2006 Plan, the total number of shares available for future issuance under the 2006 Plan and other continuing equity compensation plans would be as follows:

Shares subject to outstanding awards	149,000
Shares available for future equity awards, including 2006 Plan	167,875
Total Shares	316,875
Percentage of outstanding shares*	11.4%

———————

*

Shares outstanding includes all Common Stock outstanding at April 3, 2006 plus issuance of all unissued shares reserved under the existing plans (including upon exercise of outstanding options) and to be reserved under the 2006 Plan.

The 2006 Plan would make 150,000 new shares of common stock available for equity awards, representing approximately 6.1% of the shares outstanding at April 3, 2006. If approved by stockholders, the 2006 Plan will replace the 1999 Employee Plan, so that shares would be available for future awards to employees only under the 2006 Plan. Shares that remain available under the 1999 Employee Plan, approximately 17,875 shares at April 3, 2006 would be made available under the 2006 Plan. In that case, no new awards would be granted under the 1999 Employee Plan, although the Committee retains full authority regarding outstanding awards under the 1999 Employee Plan. Shares subject to outstanding awards under the 1999 Employee Plan may become available under the 2006 Plan if such shares are not delivered to the participant in accordance with share counting rules explained below under the caption “Shares Available Under the 2006 Plan.”  Because no shares remain available under the Directors Plan, future awards to directors will be granted under the 2006 Plan.

Overview of 2006 Plan Awards

The 2006 Plan authorizes a broad range of awards, including:

•

stock options

•

stock appreciation rights (“SARs”)

•

restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer

•

deferred stock, a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture (forfeitable deferred stock is sometimes called “restricted stock units”)

•

other awards based on common stock

•

dividend equivalents

•

performance shares or other stock-based performance awards (these include deferred stock or restricted stock awards that may be earned by achieving specific performance objectives)

•

cash-based performance awards tied to achievement of specific performance objective

•

shares issuable in lieu of rights to cash compensation, including under the Company’s elective deferred compensation program.

Vote Required for Approval

Approval of the 2006 Plan will require the affirmative vote of the holders of a majority of the shares of common stock present, or represented, and entitled to vote on the proposal at the Annual Meeting. The Board considers the 2006 Plan to be in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote to approve the 2006 Plan at the Annual Meeting.

Reasons for Stockholder Approval

The Board seeks approval of the 2006 Plan by stockholders in order to meet requirements of the Nasdaq Capital Market and to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation to executive officers. In addition, the Board regards stockholder approval of the 2006 Plan as desirable and consistent with corporate governance best practices.

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the four other most highly compensated executive officers serving on the last day of the fiscal year (generally referred to as the “named executive officers”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. For purposes of Section 162(m), approval of the 2006 Plan will be deemed to include approval of the general business criteria upon which performance objectives for Restricted Awards are based, described below under the caption “Performance Awards” and “Annual Incentive Awards.”  Stockholder approval of general business criteria, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Internal Revenue Code for a period of ten years. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Restriction on Repricing and Loans

Consistent with the requirements of the Nasdaq Capital Market, the 2006 Plan includes a restriction providing that, without stockholder approval, the Company will not amend or replace options or SARs previously granted under the Plan in a transaction that constitutes a “repricing.”  For this purpose, a “repricing” is defined as amending the terms of an option or SAR after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock in exchange for another Option, SAR, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option or SAR to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

The 2006 Plan does not authorize loans from the Company to participants.

Description of the 2006 Plan

The following is a brief description of the material features of the 2006 Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the proposed 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Shares Available under the 2006 Plan. If the 2006 Plan is approved by the Company’s stockholders, 150,000 shares will be reserved for delivery to participants, plus shares remaining available for new grants under the 1999 Employee Plan and shares recaptured from outstanding awards under that plan. Shares used for awards assumed in an acquisition do not count against the shares reserved under the 2006 Plan.

Only the number of shares actually delivered to participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the 2006 Plan. Thus, shares will remain available for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of an SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited. Under the 2006 Plan, awards may be outstanding relating to a greater number of shares than the aggregate remaining available under the 2006 Plan so long as the Committee ensures that awards will not result in delivery and vesting of shares in excess of the number then available under the 2006 Plan. Shares delivered under the 2006 Plan may be either newly issued or treasury shares.

On April 3, 2006, the last reported sale price of the Company’s Common Stock on the Nasdaq Capital Market was $20.32 per share.

Per-Person Award Limitations. The 2006 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation as required by the Code, no participant may in any year be granted share-denominated awards under the 2006 Plan relating to more than his or her “Annual Limit”. The Annual Limit equals 200,000 shares plus the amount of the participant’s unused Annual Limit relating to share-based Awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. In the case of cash-denominated Awards, the 2006 Plan limits performance Awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $1.5 million plus the amount of the participant’s unused cash Annual Limit as of the close of the previous year. The per-person limit for cash-denominated performance Awards does not operate to limit the amount of share-based Awards, and vice versa. These limits apply only to awards under the 2006 Plan, and do not limit the Company’s ability to enter into compensation arrangements outside of the 2006 Plan.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event  affecting the Common Stock. The Company is also obligated to adjust outstanding awards upon the occurrence of these types of events to preserve, without enlarging, the rights of Plan participants with respect to such awards. The Committee may adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify as “performance-based” generally must conform to requirements imposed by Section 162(m).

Eligibility. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2006 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective grantee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment or the providing of services. As of April 3, 2006, approximately 50 persons would be potentially eligible for Awards under the 2006 Plan. Awards currently outstanding under the 1999 Employee Plan and Directors Plan are held by a total of 30 individuals of the Company as of April 3, 2006.

Administration. The 2006 Plan will be administered by the Committee, except that the Board may itself act to administer the 2006 Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the “Committee” here mean the Committee or the full Board exercising authority with respect to a given Award.)  The 2006 Plan provides that the composition and governance of the Committee shall be as established from time to time by the Board or in a charter that may hereafter be adopted by the Board. Subject to the terms and conditions of the 2006 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2006 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2006 Plan. Nothing in the 2006 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the Executive Officers, outside of the Plan. The 2006 Plan provides that members of the Committee and the Board shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “base price.”  The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant. The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine.

This may include withholding of option shares to pay the exercise price if that would not result in additional accounting expense. The Committee also is permitted to establish procedures for broker-assisted cashless exercises. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs may be exercisable for shares or for cash, as determined by the Committee. Options and SARs may be granted on terms that cause such awards not to be subject to Code Section 409A (“Section 409A”). Alternatively, such awards may have terms that cause those awards to be deemed deferral arrangements subject to Section 409A.

Restricted and Deferred Stock/Restricted Stock Units. The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of “restricted stock units.”  The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or non-forfeitable) will be paid or accrue if authorized by the Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2006 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-Based Awards. The Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee. If so determined by the Committee, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•

sales or revenue measures

•

operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items

•

net income or net income per common share (basic or diluted)

•

return on assets, return on investment, return on capital, or return on equity

•

cash flow, free cash flow, cash flow return on investment, or net cash provided by operations

•

interest expense after taxes

•

economic profit or value created

•

operating margin

•

stock price or total stockholder return

•

strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or other assets.

The Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award. These goals may be set with fixed, quantitative targets, targets relative to past Company performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison. The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Committee.

Annual Incentive Awards. One type of performance award that may be granted under the 2006 Plan is Annual Incentive Awards, settleable in cash or in shares upon achievement of preestablished performance objectives achieved during a specified period of up to one year. The Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year. As stated above, annual incentive awards granted to named executives are intended to constitute “performance-based compensation” not subject to the limitation on deductibility under Code Section 162(m). In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Committee may specify additional requirements for the earning of such awards.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option subject to compliance with Code Section 409A, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The 2006 Plan allows vested but deferred awards to be paid out to the participant in the event of a unforeseeable emergency. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2006 Plan. The Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis, but such transfers will be allowed only for estate-planning purposes but may not include transfers to other third parties for value.

Unless otherwise determined by the Committee, awards are subject to non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant’s right to retain the award or gains realized by exercise or settlement of an award. Awards under the 2006 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2006 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding awards for cash or other property. The Committee also may grant awards in addition to and in tandem with other awards, awards, or rights. In granting a new award, the Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the purchase price of any new award.

Dividend Equivalents. The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional Awards or additional shares of Common Stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award, and the Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

Vesting, Forfeitures, and Related Award Terms. The Committee may in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award.

In addition, the 2006 Plan provides that, in the event of a Change in Control of the Company, unless otherwise provided by the Committee, outstanding Awards generally will vest on an accelerated basis and options and SARs will be exercisable, except that Awards with separate performance conditions will be governed by the terms of any applicable award agreement. A “Change in Control” generally includes (A) approval by stockholders of a merger, reorganization, consolidation, or similar transaction in which the Company is not the surviving corporation or in which stock would be converted to cash, securities or other property, other than a merger in which owners of at least 80% of the voting power of the Company before the transaction together own more than 50% of the surviving entity, (B) stockholder approval of a liquidation, dissolution or sale of substantially all assets, (C) any “person” becomes the owner, directly or indirectly, of more than 25% of the Company, and (D) certain changes of more than half of the membership of the Board of Directors. Change in control provisions are limited, however, by applicable restrictions under Code Section 409A.

Amendment and Termination of the 2006 Plan. The Board may amend, suspend, discontinue, or terminate the 2006 Plan or the Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the Marketplace Rules of the Nasdaq Capital Market. Nasdaq Marketplace rules now require stockholder approval of any material amendment to plans such as the 2006 Plan. Under these rules, however, stockholder approval will not necessarily be required for all amendments which might increase the cost of the 2006 Plan or broaden eligibility. Unless earlier terminated, the authority of the Committee to make grants under the 2006 Plan will terminate ten years after the latest stockholder approval of the 2006 Plan, and the 2006 Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the 2006 Plan

The Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the 2006 Plan.

Options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences:  The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option, which is an ISO, except that the alternative minimum tax may apply. Upon exercising an option, which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of

(i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax “basis” in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to selling the shares.

Awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will be structured under the 2006 Plan to meet applicable requirements under Code Section 409A. If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received. Thus, for example, if the Company grants an award of restricted stock units that has vested or requires or permits deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and the Company will become entitled to claim a tax deduction at that time. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.

Some options and SARs may be subject to Code Section 409A, which regulates deferral arrangements. In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting. One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or SAR over an extended period (subject to limited exceptions). If the distribution and other award terms meet applicable requirements under Section 409A, the participant would realize ordinary income at the time of distribution rather than exercise, with the amount of ordinary income equal to the distribution date value of the shares or cash less any exercise price actually paid. The Company would not be entitled to a tax deduction at the time of exercise, but would become entitled to a tax deduction at the time shares are delivered at the end of the deferral period.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Internal Revenue Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2006 Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, performance awards to employees the Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2006 Plan will be fully deductible under all circumstances. In addition, other awards under the 2006 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1 million in a given year, not be deductible by the Company as a result of Section 162(m). Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Code Section 4999 and 280G.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2006 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2006 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2006 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits Under the 2006 Plan

Because future awards under the 2006 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding the Company’s recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and “Option Grants in Last Fiscal Year Table” elsewhere in this Proxy Statement and in the Company’s financial statements for the fiscal year ended December 31, 2005, in the Annual Report which accompanies this Proxy Statement.

If stockholders decline to approve the 2006 Plan, no awards will be granted under the 2006 Plan, but awards may continue to be granted under the 1999 Employee Stock Option Plan.

The Board of Directors considers the 2006 Plan to be in the best interests of the Company and its stockholders and therefore unanimously recommends that stockholders vote FOR  approval of the 2006 Plan at the Annual Meeting.

CERTAIN TRANSACTIONS

The law firm of Legon, Ponce & Fodiman, P.A. of which Mr. Ponce, the Company’s Chairman of the Board is a shareholder and Mr. Wallace is of counsel served as general counsel to the Company. The law firm received $187,000 in 2005 for legal services rendered to the Company and its subsidiaries. Such fees were primarily for services rendered by members and associates of the law firm other than Messrs. Ponce and Wallace.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of the Company=s common stock from January 1, 2001 to December 31, 2005 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 2001 in the Company=s common stock, the Russell 2000 Stock Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the common stock of thirty two (32) publicly traded companies in the building materials industry.

	2000	2001	2002	2003	2004	2005
Imperial Industries	100.00	52.78	36.11	83.33	430.56	898.61
Peer Group Index	100.00	109.35	106.14	143.74	177.67	190.09
Russell 2000 Index	100.00	101.02	79.22	115.16	135.31	139.81

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers, LLP has served as the Company’s independent auditors for the years ended December 31, 2003, 2004 and 2005. The Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2006. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

Fees to Independent Certified Public Accountants

The following table presents fees for professional services rendered by PricewaterhouseCoopers, LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, together with fees billed for audit related services, tax services and all other services rendered by PricewaterhouseCoopers, LLP for such fiscal years.

	Fees
	2005	2004
Audit fees(1)	$135,000	$88,000
Audit Related Fees(2)	$ 15,000	—
Tax Fees(3)	—	$34,682
All other Services	—	—

———————

(1)

Includes professional services for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings, services that are normally provided by the Company’s independent auditor in connection with statutory and regulatory filings or engagements and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)

Includes fees associated with tax compliance, tax advice and domestic tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent auditor. The Audit Committee may either pre-approve such services based on the amount of fees associated with such services without consideration of specific case-by-case services (“general approval”) or pre-approve specific services (“specific pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

The Audit Committee has considered whether the provision of non-audit services to the Company by PricewaterhouseCoopers LLP was compatible with maintaining the independence of PricewaterhouseCoopers LLP. Additional information concerning the Audit Committee and its activities with PricewaterhouseCoopers, LLP can be found in the sections of the proxy statement: ABoard Committees and Meetings,@ AReport of the Audit Committee@ and the Appendix.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of its employees, officers and directors, including the Principal Executive Officer and Chief Financial Officer. The code of ethics, which is included as part of the Imperial Industries, Inc. Code of Business Conduct, is posted on the Company’s website, www.imperialindustries.com. If the Company amends or waives any provisions of the Code of Business Conduct with respect to the Principal Executive Officer or the Chief Financial Officer it will post the amendment or waiver on its website.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholders who wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2007 annual meeting must be received by the Company no later than January 20, 2007 for inclusion in the Company’s proxy statement related to the 2007 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.

ANNUAL REPORT

A copy of the Company’s 2005 Annual Report, including audited financial statements as of December 31, 2003,  2004 and 2005 and for each of the three (3) years in the period ending December 31, 2005 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005 as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.

Appendix AA@

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

Article FOURTH of the Company=s Certificate of Incorporation is proposed to be amended as follows:

FOURTH: (a) The aggregate number of shares of stock which the Corporation shall have authority to issue is Twelve Million (12,000,000) shares, consisting of (i) Ten Million (10,000,000) shares with a par value of one cent ($.01) per share, which are designated as Common Stock; and (ii) Two Million (2,000,000) shares with a par value of one cent ($.01) per share, which are designated as Preferred Stock.

(b)

The designations, preferences, privileges and powers of the shares of the Common Stock and of the Preferred Stock and the restrictions and qualifications thereof shall be the same in all respects as though shares of one class of stock, except that the Board of Directors is hereby vested with the authority to provide for the issuance of the Preferred Stock, at any time and from time to time, in one or more series, each of such series to have such powers, designations, preferences and relative, participating or option or other special rights and such qualifications, limitations or restrictions thereon as expressly provided in the resolution or resolutions, duly adopted by the Board of Directors providing for the issuance of such shares. The authority which is hereby vested in the Board of Directors shall include, but not be limited to, the authority to provide for the following matters relating to each series of the Preferred Stock:

(i)

the number of shares to constitute such series, and the designations thereof;

(ii)

the voting power of holders of shares of such series, if any, and the Board of Directors may, without limitation determine the vote or fraction of vote to which the holder may be entitled, the events upon the occurrence of which such holder maybe entitled to vote, and the Board of Directors may determine to restrict or eliminate entirely the right of such holder to vote;

(iii)

the rate of dividends, if any, and the extent of further participation in dividend distributions, if any, and whether dividends shall be cumulative or non-cumulative;

(iv)

whether or not such series shall be redeemable, and if so, the terms and conditions upon which shares of such series shall be redeemable;

(v)

the extent, if any, to which such series shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

(vi)

the rights, if any, of such series, in the event of the dissolution of the corporation, or upon any distribution of the assets of the corporation;

(vii)

whether or not the shares of such series shall be convertible, and if so, the terms and conditions on which shares of such series shall be convertible; and

(viii)

such other powers, designations, preferences and the relative, participating or optional or other special rights, and such qualifications, limitations or restrictions thereon, as and to the extent permitted by law.

(c)

No holder of Common Stock or Preferred Stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the corporation or any additional capital stock of the corporation of any class, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock of the corporation, but any such unissued stock or such additional authorized issue of new stock or other securities convertible into stock, may be issued and disposed of, pursuant to resolution of the Board of Directors, to such persons, firms corporations or associations and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of their discretion.

A-1

Appendix AB@

IMPERIAL INDUSTRIES, INC.

2006 STOCK AWARD AND INCENTIVE PLAN

1.

Purpose. The purpose of this 2006 Stock Award and Incentive Plan (the “Plan”) is to aid Imperial Industries, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2.

Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)

“Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b)

“Annual Limit” shall have the meaning specified in Section 5(b).

(c)

“Award” means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(d)

“Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(e)

“Board” means the Company’s Board of Directors.

(f)

“Change in Control” and related terms have the meanings specified in Section 9.

(g)

“Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(h)

“Committee” means the Compensation and Stock Option Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder (except to the extent limited under applicable Nasdaq Marketplace Rules), in which case the term “Committee” shall refer to the Board.

(i)

“Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(j)

“Deferred Stock” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(k)

“Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(l)

“Effective Date” means the effective date specified in Section 11(q).

(m)

“Eligible Person” has the meaning specified in Section 5.

(n)

“Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(o)

“Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing price per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the day immediately preceding the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements under Code Section 409A.

(p)

“409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(q)

“Full-Value Award” means Awards relating to Stock other than either Options and SARs that are treated as exercisable solely for Stock under applicable accounting rules or Awards for which the Participant pays the intrinsic value directly or by forgoing a right to receive a cash payment from the Company; provided, however, that the Committee may designate any Option or SAR (including those previously granted but excluding any ISO) as “Full-Value Awards” for purposes of the Plan. References to a “Full-Value Award” under a Preexisting Plan mean an award of a type that would be a Full-Value Award if granted under the Plan.

(r)

“Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(s)

“Option” means a right to purchase Stock granted under Section 6(b).

(t)

“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(u)

“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(v)

“Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(w)

“Preexisting Plan” means the Company’s 1999 Employee Stock Option Plan.

(x)

“Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(y)

“Stock” means the Company’s Common Stock, par value $0.01 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(z)

“Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3.

Administration.

(a)

Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant or each Award), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (the functions of the Committee with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b)

Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

(c)

Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.

Stock Subject To Plan.

(a)

Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 150,000 shares, plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for new awards under the Preexisting Plan plus (iii) the number of shares subject to awards under the Preexisting Plan which become available in accordance with Section 4(b) after the Effective Date; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)

Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan or award under the Preexisting Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the award, or otherwise terminated without delivery of shares to the Participant, the shares to be retained by or returned to the Company will be available under the Plan; and (ii) shares that are withheld from such an Award or award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an Award or award shall be deemed to constitute shares not delivered to the Participant and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan so long as such Awards will not in fact result in delivery and vesting of shares in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate or with which the Company or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan

5.

Eligibility; Per-Person Award Limitations.

(a)

Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer or non-employee director of the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b)

Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under the Plan relating to up to his or her Annual Limit (such Annual Limit applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 200,000 shares plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $1.5 million plus the amount of the Eligible Person’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

(c)

Limits on Non-Employee Director Awards. Non-employee directors may be granted any type of Award under the Plan, but the aggregate number of shares that may be delivered in connection with Awards granted to non-employee directors shall be ten percent of the total reserved under the Plan, and in each calendar year during any part of which the Plan is in effect, a non-employee director may be granted Awards relating to no more than 20,000 shares, subject to adjustment as provided in Section 11(c).

6.

Specific Terms Of Awards.

(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)

Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)

Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines may be granted with an exercise price per share of Stock other than as required above.

(ii)

Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)

ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(c)

Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii)

Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award. Limited SARs that may only be exercised in connection with a Change in Control or termination of service following a Change in Control as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)

Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)

Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)

Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

(i)

Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(l)), as determined by the Committee at the date of grant or thereafter.

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes. Deferred Stock subject to a risk of forfeiture may be called “restricted stock units” or otherwise designated by the Committee.

(iii)

Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f)

Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g)

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h)

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i)

Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7.

Performance Awards, Including Annual Incentive Awards.

(a)

Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)

Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 7(b).

(i)

Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)

Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) sales or revenue measures; (2) operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items, (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit or value created; (8) operating margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or other assets. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)

Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)

Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)

Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b) beyond the level of payment authorized for achievement of the performance goal specified under this Section 7(b) based on the actual level of achievement of such goal. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c)

Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i)

Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii)

Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in respect of an Award subject to this Section 7(b) beyond the level of payment authorized for achievement of the performance goal specified under this Section 7(c) based on the actual level of achievement of such goal. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a performance period or settlement of such Annual Incentive Award.

(d)

Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.

Certain Provisions Applicable To Awards.

(a)

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award.

(b)

Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c)

Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

9.

Change in Control.

(a)

Effect of “Change in Control” on Non-Performance Based Awards. In the event of a “Change in Control,” the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i)

All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(ii)

Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and, upon any termination of employment or service by the Participant other than a termination for cause within two years after the Change in Control, shall remain outstanding and exercisable until the earlier of three years after such termination or the stated expiration date of such Award, subject only to applicable restrictions set forth in Section 11(a); and

(iii)

All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a);

provided, however, that no distribution shall occur with respect to a 409A Award unless the Change in Control also constitutes a 409A Ownership/Control Change.

(b)

Effect of “Change in Control” on Performance-Based Awards. In the event of a “Change in Control,” with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant, to the maximum extent permitted under Section 409A in the case of 409A Awards.

(c)

Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i)

Any “person,” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires voting securities of the Company and immediately thereafter is a “25% Beneficial Owner.”  For purposes of this provision, a “25% Beneficial Owner” shall mean a person who is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding voting securities; provided that the term “25% Beneficial Owner” shall not include any person who, at all times following such an acquisition of securities, remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b) under the Exchange Act, or remains exempt from filing a Schedule 13D under Section 13(d)(6)(b) of the Exchange Act, with respect to all classes of Company voting securities;

(ii)

During any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person (as defined above) who has entered into an agreement with the Company to effect a transaction described in subsections (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the “Continuing Directors”) cease for any reason to constitute at least a majority thereof;

(iii)

The stockholders of the Company have approved a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 50% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 60% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or a subsidiary thereof; and provided further, that, if consummation of the corporate transaction referred to in this Section 9(c)(iii) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

(iv)

The stockholders of the Company have approved a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect); provided that, if consummation of the transaction referred to in this Section 9(c)(iv) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied.

(d)

Definition of “409A Ownership/Control Change.” A “409A Ownership/Control Change” shall be deemed to have occurred if a Change in Control occurs which involves transactions which constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v).

(e)

Termination of Employment After Change in Control Negotiations Have Commenced. For purposes of this Section 9, a termination of a Participant’s employment by the Company without cause after the commencement of negotiations with a potential acquirer or business combination partner will be deemed to be a termination of employment immediately after a Change in Control if such negotiations result in a transaction constituting a Change in Control within 12 months of the commencement date of such negotiations.

10.

Additional Award Forfeiture Provisions.

(a)

Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i)

The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii)

The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

(b)

Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a subsidiary or affiliate and resulting in his or her termination of employment, or during the one-year period following termination of such employment:

(i)

The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or a telephone company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii)

The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii)

The Participant fails to cooperate with the Company or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

(c)

Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 10(a) and 10(b).

(d)

Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11.

General Provisions.

(a)

Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b)

Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant for purposes of estate-planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee and the Committee has determined that there will be no transfer of the Award to a third party for value, and subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)

Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate or, in the case of any outstanding Award, which is necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, including the number of shares available under Section 4, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, including the share limits applicable to non-employee director Awards under Section 5(c), (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(l)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)

Tax Provisions.

(i)

Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii)

Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)

Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e)

Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or Nasdaq Marketplace Rules or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). Without the approval of stockholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” which for this purpose means any of the following or any other action that has the same effect:

•

Lowering the exercise price of an option or SAR after it is granted;

•

Any other action that is treated as a repricing under generally accepted accounting principles;

•

Canceling an option or SAR at a time when its exercise price exceeds the fair market value of the underlying Stock, in exchange for another option or SAR, restricted stock, or other equity;

provided, however, that the foregoing transactions shall not be deemed a repricing if pursuant to an adjustment authorized under Section 10(c). With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f)

Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g)

Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i)

Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)

Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)

Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of the Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the Award prior to the distribution of Stock, cash or other property or to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) upon separation from service of a “Specified Employee” (or “key employee”) as defined under Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), any distribution triggered by a Participant’s termination of employment and intended to qualify under Section 409A(a)(2)(A)(i) shall be made only at or following such time as the Participant has had a “separation from service” within the meaning of Section 409A(a)(2)(A)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(l)

Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)

Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(n) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n)

Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o)

Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p)

Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under the Preexisting Plan, but any outstanding awards under the Preexisting Plan shall continue in accordance with their terms. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

IMPERIAL INDUSTRIES, INC.

PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2006

The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, at 10:00 A.M., local time, on May 25, 2006, and any and all adjournments thereof, in the manner specified below:

1.

Election of Class II Directors

Nominees:

Milton J. Wallace

Morton L. Weinberger

☐

For the nominees listed above

☐

Withhold authority to vote for the following nominee:

2.

Proposal to Amend the Certificate of Incorporation

☐

For

☐

Against

☐

Abstain

3.

Proposal to Adopt 2006 Stock Award and Incentive Plan

☐

For

☐

Against

☐

Abstain

(continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR EACH CLASS II DIRECTOR AND FOR EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.  Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company.  The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

Dated: ____________________, 2006

_________________________________________

Signature

_________________________________________

Signature

Please sign the Proxy exactly as name appears.  When shares are held by joint tenants, both should sign.  Executors, administrators, trustees or otherwise signing in a representative capacity should indicate the capacity in which signed.

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.